U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[   ] Preliminary Information Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
[X] Definitive Information Statement

EGPI FIRECREEK, INC.
(Name of the Company as Specified in its Charter)

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i

INFORMATION STATEMENT

May 10, 2006

EGPI FIRECREEK, INC.
6564 Smoke Tree Lane
Scottsdale, Arizona 85253

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY

      This Information Statement is furnished by the Board of Directors of EGPI Firecreek, Inc., a Nevada corporation (the "Company"), to the holders of record at the close of business on March 16, 2006 ("Record Date") that were not solicited by the Company, of the Company's outstanding common voting stock, par value $0.001 per share ("Common Stock"), and outstanding preferred voting stock, par value $0.001 per share (“Preferred Stock”) pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act").

      This Information Statement informs shareholders of actions taken and approved on March 16, 2006 the principal shareholders of the Company’s common stock including, Rupert M. Johnson, Dennis R. Alexander, John R. Taylor, William E. Merritt, George B. Faulder, Dr. Rusbek Bisultanov, Timor Bisultanov, Melvena Alexander, Heights Energy Corporation, Dutchess Equities, Dermot McAtamney, Joseph M. Vasquez III, Dennis Flyer, Byron K. Basden, Dr. Mousa Hawamdah, Dr. James Howard, Betty LaRue, Cindy Rybarczyk, Grace Sutherin, Fernando Urcelay, Joanne Sylvanus, Tanara Holdings Limited, Profitabil E-Business Srl, FMC Telecom, Inc. Steven Antebi, J. Scott Gardner, Stu Siller, Larry W. Trapp, Mike Trapp, Mitch Siller, Thomas J. Richards, and Marlene Richardson, (collectively, the “Majority Shareholders”). The Majority Shareholders are the beneficial owners of approximately 57.27% and own or control approximately 57.93 % of the issued and outstanding shares. The only business of the meeting was as follows:

           (1) To elect five (5) members to the Company's Board of Directors to hold office until the Company's Annual Meeting of Shareholders in 2007 or until their successors are duly elected and qualified;

           (2) To ratify the appointment of Donahue Associates, L.L.C. as the Company's independent certified public accountants for the fiscal year ending December 31, 2006;

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO
SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

     The Company's Majority Shareholders are the beneficial owners of approximately 57.27% of the issued and outstanding shares of the Company's $.001 par value common voting stock (the "Common Stock"). The Majority Shareholders have voted for management's nominees for election as Directors and the ratification of the appointment of Donahue Associates, L.L.C., as the Company's independent certified public accountants for the fiscal year ending December 31, 2006. The Company has received the executed Written Consent from a majority of stockholders, effective on March 16, 2006. A complete summary of each of these matters is set forth herein.

     The stockholders of record at the close of business on March 16, 2006 are being furnished copies of this Information Statement. This Information Statement is being mailed to the stockholders of the Company, commencing on or about April 30, 2006 to May 5, 2006.

     Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purpose of informing the Company’s stockholders, in the manner required under the Exchange Act, of these corporate actions.

     This Information Statement is circulated to advise the Company’s shareholders of action already approved by written consent of the Majority Shareholders who collectively hold a majority of the voting power of our capital stock. Pursuant to Rule 14c-2 under the Exchange Act the proposals will not be effective until 20 days after the date this Information Statement is preliminarily filed with the Securities and Exchange Commission and a definitive Information Statement mailed to the shareholders. Therefore, this Information Statement is being sent to you for informational purposes only.

NO DISSENTERS' RIGHTS

     Pursuant to the Nevada Revised Statues, NRS 92A.300 to 92A.500 inclusive, none of the corporate actions described in this Information Statement will afford to stockholders the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY
STOCKHOLDER APPROVAL HAS BEEN PREVIOUSLY OBTAINED
FROM THE MAJORITY SHAREHOLDERS

CONSENTING SHAREHOLDERS

     As of March 16, 2006, the Company had 256,900,350 issued and outstanding shares of Common Stock of which is entitled to one vote on any matter brought to a vote of the Company's stockholders. By written consent in lieu of a meeting, dated March 16, 2006, the Board of Directors and a majority of stockholders:

          (1) Elected five (5) members to the Company's Board of Directors to hold office until the Company's Annual Meeting of Shareholders in 2007 or until their successors are duly elected and qualified; and,

          (2) Ratified the appointment of Donahue Associates, L.L.C., as the Company's independent certified public accountants for the fiscal year ending December 31, 2006.

     On March 16, 2006, the following Consenting Shareholders, who collectively owned approximately 148,832,678 shares, or 57.93% of our common voting stock, consented in writing to the proposed Actions:

Present Issued and Outstanding	256,900,350	100%

	Shares
Name of Consenting Shareholder	Eligible	Percent

Tirion--Rupert M. Johnson	67,996,340	26.47%
Dennis R. Alexander	9,912,500	3.86%
John R. Taylor	12,212,887	4.75%
William E. Merritt	9,862,887	3.84%
George B. Faulder	10,028,409	3.90%
Melvena Alexander	2,315,000	0.90%
Heights Energy Corporation	892,562	0.35%
Dennis Flyer	68,949	0.03%
Byron K. Basden	58,418	0.02%
Dr. Hawamdah Mousa	6,270,174	2.44%
Dr. James Howard	124,752	0.05%
Steven Antebi	4,000,000	1.56%
Stu Siller	3,618,000	1.41%

Present Issued and Outstanding	256,900,350	100%

	Shares
Name of Consenting Shareholder	Eligible	Percent

J. Scott Gardner	326,000	0.13%
Marlene Richardson	512,800	0.20%
Mitch Siller	1,118,000	0.44%
Tom Richards	730,000	0.28%
Mike Trapp	580,000	0.23%
Larry Trapp	2,200,000	0.86%
Joe Vasquez	1,100,000	0.43%
Dutchess Equities	6,000,000	2.34%
Rusbek Bisultanov	5,000,000	1.95%
Timor Bisultanov	100,000	0.04%
Betty LaRue	100,000	0.04%
Cindy Rybarczyk	250,000	0.10%
Grace Sutherin	250,000	0.10%
Fernando Urcelay	100,000	0.04%
Joanne Sylvanus	500,000	0.19%
Dermot McAtamney	2,400,000	0.93%
Profitabil E-Business Srl	205,000	0.08%
Total Effective
Votes	148,832,678	57.93%

     We are not seeking written consent from any of our shareholders and our other shareholders will not be given an opportunity to vote with respect to the transactions. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of:

-	Advising shareholders of the action taken by written consent by Nevada Law; and

-	Giving shareholders advance notice of the actions taken, as required by the Exchange Act

     Shareholders who were not afforded an opportunity to consent or otherwise vote with respect to the actions taken have no right under Nevada law to dissent or require a vote of all our shareholders.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of March 16, 2006, the number of shares of Common Stock which were owned beneficially by (i) each person who is known by the Company to own beneficially more than 5% of its Common Voting Stock, and “Affiliates” of the Company, (ii) each director, (iii) each executive officer and affiliate and (iv) all directors and executive officers as a group. As of March 16, 2006, there were a total of 256,900,350 of our Voting Common shares, and no Preferred, issued and outstanding.

     The following table sets forth the security ownership of executive officers, directors and certain beneficial owners of more than five percent (5%) of issuer's voting securities as of March 16, 2006. Unless otherwise stated by footnote, the Company believes the shares indicated were held directly.

						*Percent
Title of	Name and Address	Beneficial			*Eligible to	of
Class	of Beneficial Owner	Ownership			Vote	Class

Common	Gregg Fryett	17,434,818	**	(1)	15,434,818	6.01%
	50 Reddenhill Road
	Torquay
	Devon TQ1 3RR
	United Kingdom

Common	Dennis R Alexander	12,512,500	**	(2)	9,912,500	3.86%
	6564 Smoke Tree Lane
	Scottsdale, Arizona 85253

Common	Rupert C. Johnson	73,346,240	**	(3)	67,996,340	26.47%
	c/o 6564 Smoke Tree Lane
	Scottsdale, Arizona 85253

Common	John R. Taylor	14,212,887	**	(4)	12,212,887	4.75%
	6777 Camp Bowie Blvd. Suite 332
	Fort Worth, TX 76116

Common	Dr. Mousa Hawamdah	8,270,174	**	(5)	6,270,114	2.44%
	6777 Camp Bowie Blvd. Suite 332
	Fort Worth, TX 76116

Common	George B. Faulder IV	12,028,409	**	(6)	10,028,409	3.90%
	6777 Camp Bowie Blvd. Suite 332
	Fort Worth, TX 76116

Common	William E. Merritt	11,862,887	**	(7)	9,862,887	3.84%
	6777 Camp Bowie Blvd. Suite 332
	Fort Worth, TX 76116

Common	Peter Fryett	4,380,000	**	(8)	2,380,000	0.93%
	153 Duchy Dr.
	Paignton,
	Devon TQ31EW
	United Kingdom

Common	Charles Alliban	2,450,000	**	(9)	450,000	0.18%
	The White House, Luscombe Rd.
	Paignton,
	Devon TQ33XW
	United Kingdom

Common	Melvena Alexander	2,815,000	**	(10)	2,315,000	0.90%
	6564 Smoke Tree Lane
	Scottsdale, Arizona 85253

Common	James M. Barker Jr	1,223,500	**	(11)	223,500	0.09%
	6777 Camp Bowie Blvd. Suite 332
	Fort Worth, TX 76116

Common	All Officers and Directors
	as a Group (7-Persons)	160,536,415			137,086,455	53.36%

* Percent of Class is calculated on shares that are Eligible to Vote.

**	Persons in the preceding table, and corresponding footnotes, are also part of and bound by a voting agreement, along with other shareholders (please see “Exhibit 99.3” to a Current Report on Form 8-K filed April 7, 2005, incorporated herein by reference).

(1) Includes 11,795,000 shares owned directly by Mr. Gregg Fryett our former CEO and Director, and 2,000,000 shares owned by Mrs. Rachel Fryett his wife. Also included are i) 2,000,000 shares of restricted common stock under presently exercisable stock options, which may be purchased by Mr. Gregg Fryett after February 9, 2005, and ii) 1,639,818 shares are held in the name of Big Boat Company, Ltd. of which the reporting person is shareholder and director.

(2) Includes 9,412,500 shares owned directly by Mr. Alexander, and 300,000 in the name of his wife, Deborah L. Alexander. There are 50,000 shares in the name of Ashton Alexander and 50,000 shares in the name of Sarah Alexander, his two minor children, and he has voting power over 50,000 in the name of Aaron Alexander, and 50,000 in the name of Julie Alexander-Schumacher, his wife's adult children. Also included are i) 600,000 shares of common restricted stock under presently exercisable stock options, which may be purchased by Mr. Alexander after November 30, 2000, and ii) 2,000,000 shares of common restricted stock under presently exercisable stock options which may be purchased by Mr. Alexander after February 9, 2005.

(3) Includes 67,996,340 shares in which Rupert C. Johnson has voting and dispositive power over the shares by virtue of being the principal of Tirion Group, Inc., the beneficial owner of the shares. Also reflected in the table: i) Mr. Johnson indirectly owns warrants to purchase 2,000,000 shares of common stock and has voting and dispositive power over the shares by virtue of being the principal of Tirion Group, Inc., the beneficial owner of these shares. Common shares underlying these presently exercisable warrants may be purchased by Tirion Group, Inc. after May 18, 2005; ii) As of February 2006, Mr. Johnson indirectly owns by virtue of an assignment, warrants to purchase 3,350,000 shares of common stock and has voting and dispositive power over the shares by virtue of being the principal of Tirion Group, Inc., the beneficial owner of these shares, a company that Mr. Johnson is a principal shareholder and manager thereof.

(4) Includes 11,512,887 shares owned directly by Mr. Taylor. Also included are i) 2,000,000 shares of common restricted stock under presently exercisable stock options, which may be purchased by Mr. Taylor after February 9, 2005. Further included in the table are gifts made by Mr. Taylor to the following persons and amounts, of his original Series B Preferred converted 1:1 into common restricted stock: a.) 100,000 shares to Ben E. Taylor Irrevocable Living Trust, for family member b.) 100,000 shares to Ben R. Taylor Living Trust, for family member c.) 100,000 shares to Cheryl Cashion 1998 Family Trust, for family member d.) 100,000 shares to Joseph S. Behm, for family member e.) 100,000 shares to Ann M. Adams, for family member f.) 100,000 shares to John Russell Taylor, for family member g.) 100,000 shares to John Dustin Taylor, for family member. Mr. Taylor maintains voting power over all of the gifts.

(5) Includes 6,270,174 shares owned directly by Dr. Hawamdah. Also included are 2,000,000 shares of common restricted stock under presently exercisable stock options, which may be purchased by Mr. Hawamdah after February 9, 2005.

(6) Includes 10,028,409 shares owned directly by Mr. Faulder, former Vice President and Director. Also included are i) 2,000,000 shares of common restricted stock under presently exercisable stock options, which may be purchased by Mr. Faulder after February 9, 2005.

(7) Includes 9,862,887 shares owned directly by Mr. Merritt. Also included are i) 2,000,000 shares of common restricted stock under presently exercisable stock options, which may be purchased by Mr. Merritt after February 9, 2005.

(8) Includes 1,280,000 shares owned directly by Mr. Peter Fryett, former Vice President, Assistant Secretary, and Director of the Company, and 1,100,000 in the name of his wife, Marion Fryett. Also included are 2,000,000 shares of common restricted stock under presently exercisable stock options, which may be purchased by Mr. Peter Fryett after February 9, 2005.

(9) Includes 450,000 shares owned directly by Mr. Alliban, former Treasurer and Director of the Company. Also included are 2,000,000 shares of common restricted stock under presently exercisable stock options, which may be purchased by Mr. Alliban after February 9, 2005.

(10) Includes 2,315,000 shares owned directly by Mrs. Alexander. Also included are 500,000 shares of common restricted stock under presently exercisable stock options, which may be purchased by Mrs. Alexander after November 30, 2000.

(11) Includes 223,000 shares owned directly by Mr. Barker Jr. Also included are 1,000,000 shares of common restricted stock under presently exercisable stock options, which may be purchased by Mr. Barker Jr. after February 9, 2005.

________________

ELECTION OF DIRECTORS

The following table sets forth certain information with respect to persons elected to the Board of Directors of the Company by the Written Consent:

		POSITION WITH
NAME	AGE	COMPANY
Dennis R. Alexander	52	Chairman
John R. Taylor	61	Director
Rupert C. Johnson	55	Director
William E. Merritt	62	Director
Dr. Mousa Hawamdah	58	Director

BUSINESS EXPERIENCE OF CURRENT DIRECTORS AND OFFICERS
AT MARCH 2006.

Dennis R. Alexander has served as Chairman and CFO of the Company and Firecreek Petroleum, Inc. since July 1, 2004 having served as the President and Director of the Company from May 18, 1999 to June 30, 2004. In September 1998 he was a founder, and from January 19, 1999 through its acquisition with the Company served as President and Director of Energy Producers Group, Inc. From April 1997 through March 1998, served as CEO, Director, Consultant of Miner Communications, Inc., a media communications company. From April 26, 1997 through March, 1998 he was a director of Rockline, Inc., a private mining, resource company, and a founder of World Wide Bio Med, Inc., a private health-bio care, start up company. Since March 1996 to the present he has owned Global Media Network USA, Inc., which has included management consulting, advisory services. Mr. Alexander devotes approximately 60 to 80 hours per week minimum, and more as required, to the business of the Company.

John R. Taylor has been President and Director of the Company, and President and Director of Firecreek Petroleum, Inc., since July 1, 2004. He has been CEO of Firecreek Petroleum, Inc. since July 27, 2005. He has over 26 years experience in the petroleum industry and been actively engaged in the search for commercial hydrocarbons since he was 13 years old, beginning his career in the oil industry working the family business: Mr. Taylor graduated St. Johns Military School; University of Nebraska, BGS Political Science and Prelaw. Mr. Taylor is also a Graduate of Halliburton Energy Institute. His Military service in the U. S. Army was during the period from 1965 to 1975 being honorably discharged in 1975 as a Captain (P). He served in Viet Nam, Germany and Korea in Aviation and Air Defense assignments. He is a Member of numerous oil and gas related clubs and associations, including the North Texas Oil & Gas Association, listed in Who’s Who in the South and Southwest and in Who’s Who in Finance and Industry. Mr. Taylor is a member of the Confederate Air Force and a former Regional Coordinator for the American Defense Institute. Mr. Taylor has been directly involved in evaluation of prospect operations, drilling production, project management, and seismic exploration, as well as acquisition and development. Mr. Taylor founded a group of companies with his associates known as the Firecreek Group of companies, or simply Firecreek, which has operated directly, or through subsidiaries or branches, in the U.S., Turkey and Romania, and have sought opportunities in Vietnam, Russia, Chechnya, Bosnia-Herzegovina, the Caribbean, Mexico and South America. Mr. Taylor was a principal advisor to the Serbian government in the early post-war battle damage assessment and reconstruction planning efforts of the Bosnia petroleum facilities and pipelines. In 1994, returned to post-war Vietnam and negotiated and obtained an initial Production Sharing Contract (“PSC”) covering essentially the entire onshore area south of Saigon, as well as the adjoining shallow coastal water area extending out 12 to 25 miles from the shoreline. He has gained experience from the Vietnam project in the use of satellite-based telecommunications which was utilized in Bosnia-Herzegovina implementing a program for British soldiers to be able to call home after the war. Mr. Taylor has extensive experience in project planning, execution and management and a reputation for handling difficult and complex international situations involving remote petroleum operations and host government relations. Mr. Taylor devotes approximately 40-80 hours per week, and more as required, to the business of the Company.

William E. Merritt has been Executive Vice President, General Counsel and Director of the Company, and Firecreek Petroleum, Inc. since July 1, 2004. A founder of Firecreek Petroleum (Romania), Inc. he has served as a Director and as Executive Vice President and General Counsel of that company since its formation in 1999. Mr. Merritt has also served in the same capacities for Firecreek Petroleum, Inc. since it was reorganized in March 2004 to concentrate on international oil and gas operations. He serves as a Director and as Executive Vice President and General Counsel of the Company resulting from the merger of those companies now known as Firecreek Petroleum, Inc. He has served in similar capacities in other Firecreek-related companies engaged in international telecommunications operations since 1996. Mr. Merritt holds a B.S.E.E. and an M.S.E.E. from Michigan State University and a Juris Doctor in law from Southern Methodist University.

Rupert C. Johnson has served as a Director of the Company since October 4, 2005. Mr. Johnson is the senior partner and head of Tirion Group, Inc. leading a team which is engaged in business processes in the Resources Sector, with its concentration towards Oil and Metals in production and marketing related activities. Tirion has assisted the Company’s Strategic operations, corporate objectives, and provided funding. Mr. Johnson has extensive experience in Consulting and Investments through his business interests in resources and trading. He has developed projects in oil products in the Middle East, Southern Africa and Central Europe. Mr. Johnson’s concentration is towards cash producing investment, working with investment funds and other sources of finance. He has work relationships with several oil, mining and trading entities. Mr. Johnson holds small interests in certain trading and mining ventures. Mr. Johnson was formerly founding CEO and largest private shareholder of a trading and investment business involved in the oil, chemical and metal, and agricultural sectors in the Sub Saharan African continent known as the EXTRADE Group. The group’s base was mainly operated from Cape Town and Johannesburg for the African Region and internationally from the UK and Switzerland The group developed substantial trade and supportive investments in petroleum in refining, storage and retail, storage and land investments in Agriculture. The group also developed partnerships with multi-national associated business entities based in several African countries, Singapore, Germany, Switzerland, Argentina and Brazil, Black Sea countries and in the middle East. The group which commenced business in 1985, was, prior to its dissolution commencing in 2001/2, one of the largest privately owned businesses in the Southern African region employing over 1000 staff and assets in excess of $100 million. Several of the unbundled businesses remain today in controlling roles in their activities in certain regions in the Sub Saharan continent.

Dr. Mousa Hawamdah has been a Director since July 1, 2004, and Chairs the Audit Committee. He has been a Libyan Political envoy, since July 1, 2004, and was an officer of the Company and Firecreek Petroleum, Inc. until December 29, 2004. Dr. Mousa is the President and significant shareholder GAMA Oil and Gas, Inc., a Libyan corporation that is domesticated in Ottawa, Canada. He was born in Libya and became a U.S. citizen in 1982. Dr. Mousa has a Bachelor’s Degree from San Jose State University in Geology. He has a Master’s and Doctorate Degree in Physics from Georgetown University.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has the following committees: Audit, Nominating, Executive, Projects, Compensation and Stock Option, Administration and Legal, Finance, and Shareholder and Investor Relations.

In 2005 we restructured and added to our 2004 committee initiatives. We are again in process of evaluating various committee structures, and persons capable of becoming independent seat(s), and to provide for a more independent committee functionability and standards.

The Audit Committee is composed of one member: Dr. Mousa Hawamdah, its Chairman.

The responsibilities of the Audit Committee include: (1) the recommendation of the selection and retention of the Company's independent public accountants; (2) the review of the independence of such accountants; (3) to review and approve any material accounting policy changes affecting the Company's operating results; (4) the review of the Company's internal control system; (5) the review of the Company's annual financial report to stockholders; and (6) the review of applicable interested party transactions.

The Committee formed to act as a Nominating Committee is composed of three members of the Board of Directors: Messrs. Alexander, Chairman, Taylor, member and Johnson, member.

The function of the Nominating Committee is to seek out qualified persons to act as members of the Company's Board of Directors, and provide for compliance standards. The Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (a) the Nominating Committee members, (b) our other Directors, (c) our stockholders, and (d) third parties such as professional search firms. In evaluating potential candidates for director, the Nominating Committee considers the merits of each candidate's total credentials.

The Executive Committee is composed of four members of the Board of Directors: Messrs. Alexander, Chairman-member, Taylor, member, Johnson, member, and Merritt, member.

The function of the Executive Committee is to exercise all power and authority of the Board of Directors, except as limited by the Company’s by-laws or applicable law, and further in accordance with the Company’s Corporate Governance Guidelines.

The Projects Committee is composed of three members of the Board of Directors: Messrs. Taylor, Chairman-member, Alexander, member, and Merritt, member.

The function of the Projects Committee is to propose new oil and gas projects for consideration by the Executive Committee and to coordinate with the Finance Committee to present a joint recommendation for such projects to the Executive Committee and the Board of Directors. Upon approval of a project, the Projects Committee coordinates with the Finance Committee and appropriate entities and persons, including management, lenders and project operators, to oversee and manage the accomplishment of approved projects.

The Committee formed to act as the Compensation and Stock Option Committee is composed of three members of the Board of Directors: Messrs. Alexander, Chairman-member, Taylor, member, and Johnson, member.

The function of the Compensation and Stock Option Committee is to review and recommend along with the Board of Directors, compensation and benefits for the executives of the Company, consultants, and administers and interprets the Company Stock Option Plan and the Directors Stock Option Plan and are authorized to grant options pursuant to the terms of these plans.

The Committee formed to act as the Administration and Legal Committee is composed of two members of the Board of Directors: William E. Merritt, as Chairman, and Dennis R. Alexander as a member.

The function of the Administration and Legal Committee is to supervise matters relating to staff and administration, personnel, payroll, facilities, equipment and systems.

The Committee formed to act as the Finance Committee is composed of four members of the Board of Directors, and one external consultant: Messrs. Alexander, Chairman-member, Johnson, member, Taylor, member, Merritt, member, and Dermot McAtamney of DLM Asset Management, external financing matters.

The function of the Finance Committee is to oversee financial affairs of the Company and make recommendations to the Executive Committee and Board of Directors regarding financial affairs and policies of the Company, seek funding for approved projects, and track use of funds for projects and operations.

The Committee formed to act as the Shareholder and Investor Relations Committee is composed of one member of the Board of Directors: George B. Faulder, its Chairman. Mr. Faulder who resigned on March 10, 2006 is replaced on April 8, 2006 by Mr. Joseph M. Vasquez III, as its Chairman and adds Dermot McAtamney as a member.

The function of the Shareholder and Investor Relations Committee is to assist the Executive Committee and the Board of Directors in maintaining good relations with the Company’s shareholders and investors, and disseminating information regarding the Company’s activities.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company directors and executive officers, and persons who own more than ten percent (10%) of the Company's outstanding common stock, file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the Commission to furnish the Company with copies of all such reports they file. The Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representation, all of the Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners have been satisfied.

      The affirmative vote of a majority of the stockholders has elected Dennis R. Alexander, John R. Taylor, William E. Merritt, Rupert C. Johnson, and Dr. Mousa Hawamdah, to hold office until the Company's Annual Meeting of Stockholders in 2007 or until their successors are duly elected and qualified.

RATIFICATION OF APPOINTMENT OF AUDITORS

      The Board of Directors has appointed Donahue Associates, L.L.C., as the Company's independent certified public accountants for the fiscal year ending December 31, 2006. Donahue Associates, LLC., was the independent public auditor of the Company for the fiscal year ended 2005, and 2004.

MATERIAL INCORPORATED BY REFERENCE

     The Company's Annual Report on Form 10-KSB as amended for the year ended December 31, 2005. and the Company's Unaudited Quarterly Reports on Form 10-QSB for the periods ended September

30, 2005, June 30, 2005 and March 31, 2005, as amended, respectively, are incorporated herein by reference.

     The Company's Annual Report on Form 10-KSB as amended for the year ended December 31, 2004. and the Company's Unaudited Quarterly Reports on Form 10-QSB for the periods ended September 30, 2004, June 30, 2004 and March 31, 2004, as amended, respectively, are incorporated herein by reference.

     The Company's Annual Report on Form 10-KSB as amended for the year ended December 31, 2003. and the Company's Unaudited Quarterly Reports on Form 10-QSB for the periods ended September 30, 2003, June 30, 2003 and March 31, 2003 as amended, respectively, are incorporated herein by reference.

     The Company's Annual Report on Form 10-KSB as amended for the year ended December 31, 2002, and the Company's Unaudited Quarterly Reports on Form 10-QSB for the periods ended September 30, 2002, June 30, 2002, and March 31, 2002 as amended, respectively, are incorporated herein by reference.

      The audited balance sheets of the Company and the related statements of operations and cash flows and as of December 31, 2005, 2004, 2003, 2002, 2001, 2000, and 1999 statement of stockholders equity or deficit from October 4, 1995 (date of inception) to December 31, 2004, are incorporated herein by reference to the Company's Registration Statement and Annual Reports on Form 10-SB and Form 10-KSB respectively for the fiscal years ended including December 31, 2002, 2001, 2000 (Form 10-SB) as amended, and for the fiscal years ended December 31, 2004, 2003, 2002, 2001, and 2000 (Form 10-KSB) as amended.

     The Company's Unaudited Quarterly Reports on Form 10-QSB for the periods ended September 30, 2001, June 30, 2001, and March 31, 2001 as amended, respectively, are incorporated herein by reference.

      The Company files annual, quarterly and special reports, proxy statements, and other information with the Securities and Exchange Commission as is required by the Securities Exchange Act of 1934. Shareholders may read and copy any reports, statements or other information we have filed at the SEC's Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Rooms. In addition, copies may be obtained (at prescribed rates) at the SEC's Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional offices at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 75 Park Place, Room 1228, New York, New York 10007. The Company filings are also available on the Internet on the SEC's website at www.sec.gov, and from commercial document retrieval services, such as Primark, whose telephone number is 1-800-777-3272. The Company shall provide, at no cost to the shareholder, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

Additional Information

     If you have any questions about the actions described above, you may contact Melvena Alexander, Secretary, at 6564 Smoke Tree Lane, Scottsdale, Arizona 85254, Telephone 480-948-6581.

Recommendation By The Board of Directors

      The Board of Directors recommended approval of the election of Directors and the appointment of Donahue Associates, L.L.C.

SIGNATURE

     Pursuant to the requirements of the Exchange Act of 1934, as amended, the Company has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors

     /s/ Dennis R. Alexander
     Dennis R. Alexander, Chairman and Chief Financial Officer

May 10, 2006

Appendix A

JOINT MAJORITY OF THE BOARD OF DIRECTORS AND SHAREHOLDERS OF EGPI FIRECREEK, INC. AND THE BOARD OF DIRECTORS OF FIRECREEK PETROLEUM, INC.

EGPI Firecreek, Inc.
Corporate Executive Offices:
6564 Smoke Tree Lane
Town of Paradise Valley, Arizona
85253, USA.
Tel: (480) 948.6581,
Fax: (480) 443.1403

Firecreek Petroleum, Inc.
Corporate Headquarters
6777 Camp Bowie Blvd., Suite 215
Ft. Worth, Texas 76116, USA.
Tel: (817) 377.1116
Fax: (817) 377.2411

CONSENT TO ACTION IN LIEU OF MEETING

BY CONSENT OBTAINED, ELECTRONICALLY, TELEPHONICALLY, OR IN PERSON

LET IT BE KNOWN BY ALL MEN present this 16th Day of March 2006 the Board of Directors and Shareholders of EGPI FIRECREEK, INC. (the “Company”), and the Board of Directors of FIRECREEK PETROLEUM, INC. (“FPI”), Consent to Action in lieu of a meeting by Consent obtained electronically, telephonically, or in person, hereby resolve, ratify, and approve the following measures be taken:

WHEREAS, the Company desires in accordance with the nominating committees actions and recommendations wishes to:

       (1) Elect five (5) members to the Company's Board of Directors to hold office until the Company's Annual Meeting of Shareholders in 2007 or until their successors are duly elected and qualified as follows:

The following table sets forth certain information with respect to persons elected to the Board of Directors of the Company by the Written Consent:

NAME	AGE	POSITION WITH COMPANY
Dennis R. Alexander	51	Chairman
John R. Taylor	61	Director
Rupert C. Johnson	55	Director
William E. Merritt	62	Director
Dr. Mousa Hawamdah	58	Director

BUSINESS EXPERIENCE OF CURRENT NOMINATED DIRECTORS AND OFFICERS AT MARCH 2006:

Dennis R. Alexander has served as Chairman and CFO of the Company and Firecreek Petroleum, Inc. since July 1, 2004 having served as the President and Director of the Company from May 18, 1999 to June 30, 2004. In September 1998 he was a founder, and from January 19, 1999 through its acquisition with the Company served as President and Director of Energy Producers Group, Inc. From April 1997 through

March 1998, served as CEO, Director, Consultant of Miner Communications, Inc., a media communications company. From April 26, 1997 through March, 1998 he was a director of Rockline, Inc., a private mining, resource company, and a founder of World Wide Bio Med, Inc., a private health-bio care, start up company. Since March 1996 to the present he has owned Global Media Network USA, Inc., which has included management consulting, advisory services. Mr. Alexander devotes approximately 60 to 80 hours per week minimum, and more as required, to the business of the Company.

John R. Taylor has been President and Director of the Company, and President and Director of Firecreek Petroleum, Inc., since July 1, 2004. He has been CEO of Firecreek Petroleum, Inc. since July 27, 2005. He has over 26 years experience in the petroleum industry and been actively engaged in the search for commercial hydrocarbons since he was 13 years old, beginning his career in the oil industry working the family business: Mr. Taylor graduated St. Johns Military School; University of Nebraska, BGS Political Science and Prelaw. Mr. Taylor is also a Graduate of Halliburton Energy Institute. His Military service in the U. S. Army was during the period from 1965 to 1975 being honorably discharged in 1975 as a Captain (P). He served in Viet Nam, Germany and Korea in Aviation and Air Defense assignments. He is a Member of numerous oil and gas related clubs and associations, including the North Texas Oil & Gas Association, listed in Who’s Who in the South and Southwest and in Who’s Who in Finance and Industry. Mr. Taylor is a member of the Confederate Air Force and a former Regional Coordinator for the American Defense Institute. Mr. Taylor has been directly involved in evaluation of prospect operations, drilling production, project management, and seismic exploration, as well as acquisition and development. Mr. Taylor founded a group of companies with his associates known as the Firecreek Group of companies, or simply Firecreek, which has operated directly, or through subsidiaries or branches, in the U.S., Turkey and Romania, and have sought opportunities in Vietnam, Russia, Chechnya, Bosnia-Herzegovina, the Caribbean, Mexico and South America. Mr. Taylor was a principal advisor to the Serbian government in the early post-war battle damage assessment and reconstruction planning efforts of the Bosnia petroleum facilities and pipelines. In 1994, returned to post-war Vietnam and negotiated and obtained an initial Production Sharing Contract (“PSC”) covering essentially the entire onshore area south of Saigon, as well as the adjoining shallow coastal water area extending out 12 to 25 miles from the shoreline. He has gained experience from the Vietnam project in the use of satellite-based telecommunications which was utilized in Bosnia-Herzegovina implementing a program for British soldiers to be able to call home after the war. Mr. Taylor has extensive experience in project planning, execution and management and a reputation for handling difficult and complex international situations involving remote petroleum operations and host government relations. Mr. Taylor devotes approximately 40-80 hours per week, and more as required, to the business of the Company.

William E. Merritt has been Executive Vice President, General Counsel and Director of the Company, and Firecreek Petroleum, Inc. since July 1, 2004. A founder of Firecreek Petroleum (Romania), Inc. he has served as a Director and as Executive Vice President and General Counsel of that company since its formation in 1999. Mr. Merritt has also served in the same capacities for Firecreek Petroleum, Inc. since it was reorganized in March 2004 to concentrate on international oil and gas operations. He serves as a Director and as Executive Vice President and General Counsel of the Company resulting from the merger of those companies now known as Firecreek Petroleum, Inc. He has served in similar capacities in other Firecreek-related companies engaged in international telecommunications operations since 1996. Mr. Merritt holds a B.S.E.E. and an M.S.E.E. from Michigan State University and a Juris Doctor in law from Southern Methodist University.

Rupert C. Johnson has served as a Director of the Company since October 4, 2005. Mr. Johnson is the senior partner and head of Tirion Group, Inc. leading a team which is engaged in business processes in the Resources Sector, with its concentration towards Oil and Metals in production and marketing related activities. Tirion has assisted the Company’s Strategic operations, corporate objectives, and provided funding. Mr. Johnson has extensive experience in Consulting and Investments through his business interests in resources and trading. He has developed projects in oil products in the Middle East, Southern Africa and Central Europe. Mr. Johnson’s concentration is towards cash producing investment, working with investment funds and other sources of finance. He has work relationships with several oil, mining and trading entities. Mr. Johnson holds small interests in certain trading and mining ventures. Mr. Johnson was formerly founding CEO and largest private shareholder of a trading and investment business involved in the oil, chemical and metal, and agricultural sectors in the Sub Saharan African continent known as the EXTRADE Group. The group’s base was mainly operated from Cape Town and Johannesburg for the African Region and internationally from the UK and Switzerland The group developed substantial trade and supportive investments in petroleum in refining, storage and retail, storage and land investments in Agriculture. The group also developed partnerships with multi-national associated business entities based in several African countries, Singapore, Germany, Switzerland, Argentina and Brazil, Black Sea countries and in the middle East. The group which commenced business in 1985, was, prior to its dissolution commencing in 2001/2, one of the largest privately owned businesses in the Southern African region employing over 1000 staff and assets in excess of $100 million. Several of the unbundled businesses remain today in controlling roles in their activities in certain regions in the Sub Saharan continent.

Dr. Mousa Hawamdah has been a Director since July 1, 2004, and Chairs the Audit Committee. He has been a Libyan Political envoy, since July 1, 2004, and was an officer of the Company and Firecreek Petroleum, Inc. until December 29, 2004. Dr. Mousa is the President and significant shareholder GAMA Oil and Gas, Inc., a Libyan corporation that is domesticated in Ottawa, Canada. He was born in Libya and became a U.S. citizen in 1982. Dr. Mousa has a Bachelor’s Degree from San Jose State University in Geology. He has a Master’s and Doctorate Degree in Physics from Georgetown University.

       (2) Appoint Donahue Associates, L.L.C. as the Company's independent certified public accountants for the fiscal year ending December 31, 2006;

      Therefore, the Board of directors and Shareholders approved the following actions:

       (1) Elected five (5) members to the Company's Board of Directors to hold office until the Company's Annual Meeting of Shareholders in 2007 or until their successors are duly elected and qualified as follows:

NAME	AGE	POSITION WITH COMPANY
Dennis R. Alexander	52	Chairman
John R. Taylor	60	Director
Rupert C. Johnson	55	Director
William E. Merritt	61	Director
Dr. Mousa Hawamdah	58	Director

       (2) Appointed Donahue Associates, L.L.C. as the Company's independent certified public accountants for the fiscal year ending December 31, 2006;

Therefore in the best interests of the Company the appointed Board hereby authorizes Dennis R. Alexander its Chairman and CFO, and John R. Taylor, President and Director, or their designates to herewith deliver, prepare, and complete all items and requisite things necessary and required in order to effectively prepare, review, complete and file a Preliminary, and subsequent thereto, a Definitive 14C Information Statement to be filed with the Securities and Exchange Commission, subject to appropriate regulatory review time, and after which, for copies to be prepared and delivered to the Company’s Shareholders of record as of approximately March 16, 2006, upon the soonest available date for delivery thereto.

With no further business the Chairman moved that the meeting be adjourned.

/s/ Dennis R. Alexander	/s/ Rupert C. Johnson

Dennis R. Alexander, Chairman, Director	Rupert C. Johnson, Director

/s/ William E. Merritt	/s/ John R. Taylor

William E. Merritt, Director	John R. Taylor, Director

/s/ Dr. Hawamdah Mousa

Dr. Hawamdah Mousa, Director

The enclosed is a certified true and correct copy for placement in the minute books of the corporation this 16th day of March, 2006.

/s/ Melvena Alexander

Corporate Seal	Melvena Alexander, Secretary

On March 16, 2006, the following undersigned Consenting Shareholders, who collectively own approximately 57.93% of the 256,900,350 issued and outstanding shares of the Company’s common stock, herewith consented writing to the herein proposed and approved Actions:

Name of Consenting Shareholder	Shares Eligible	Percent	Signature of Each Shareholder

Tirion--Rupert M. Johnson	67,996,340	26.47%	/s/

Dennis R. Alexander	9,912,500	3.86%	/s/

John R. Taylor	12,212,887	4.75%	/s/

William E. Merritt	9,862,887	3.84%	/s/

George B. Faulder	10,028,409	3.90%	/s/

Melvena Alexander	2,315,000	0.90%	/s/

Heights Energy Corporation	892,562	0.35%	/s/

Dennis Flyer	68,949	0.03%	/s/

Byron K. Basden	58,418	0.02%	/s/

Dr. Hawamdah Mousa	6,270,174	2.44%	/s/

Dr. James Howard	124,752	0.05%	/s/

Steven Antebi	4,000,000	1.56%	/s/

Stu Siller	3,618,000	1.41%	/s/

J. Scott Gardner	326,000	0.13%	/s/

Marlene Richardson	512,800	0.20%	/s/

Mitch Siller	1,118,000	0.44%	/s/

Tom Richards	730,000	0.28%	/s/

Mike Trapp	580,000	0.23%	/s/

Larry Trapp	2,200,000	0.86%	/s/

Joe Vasquez	1,100,000	0.43%	/s/

Dutchess Equities	6,000,000	2.34%	/s/

Rusbek Bisultanov	5,000,000	1.95%	/s/

Timor Bisultanov	100,000	0.04%	/s/

Betty LaRue	100,000	0.04%	/s/

Cindy Rybarczyk	250,000	0.10%	/s/

Grace Sutherin	250,000	0.10%	/s/

Fernando Urcelay	100,000	0.04%	/s/

Joanne Sylvanus	500,000	0.19%	/s/

Dermot McAtamney	2,400,000	0.93%	/s/

Profitabil E-Business Srl	205,000	0.08%	/s/

Total Effective Votes	148,832,678	57.93%

The enclosed is a certified true and correct copy for placement in the minute books of the corporation this 15th day of April, 2006.

/s/ Melvena Alexander

Corporate Seal	Melvena Alexander, Secretary